                                                              EXHIBIT 99

------------------------------------------------------------------------
1. Receivables

In millions.
At December 31                                                      1996
                                                               ---------
Home equity                                                    $ 2,513.9
Visa/MasterCard                                                  6,308.9
Private label                                                    3,807.0
Other unsecured                                                  2,564.4
Commercial                                                         892.6
                                                               ---------
Total owned receivables                                         16,086.8
Accrued finance charges                                            215.8
Credit loss reserve for owned receivables                         (671.5)
Unearned credit insurance premiums and claims reserves             (82.6)
Amounts due and deferred from receivables sales                  1,404.8
Reserve for receivables serviced with limited recourse            (561.6)
                                                               ---------
Total owned receivables, net                                    16,391.7
Receivables serviced with limited recourse                      12,509.4
                                                               ---------
Total managed receivables, net                                 $28,901.1
                                                               =========

The outstanding balance of receivables serviced with limited recourse consisted of the following:

In millions.
At December 31                                                      1996
                                                               ---------
Home equity                                                    $ 4,337.5
Visa/MasterCard                                                  5,043.5
Private label                                                      517.0
Other unsecured                                                  2,611.4
                                                               ---------
Total                                                          $12,509.4
                                                               =========

The combination of receivables owned and receivables serviced with limited recourse, which the company considers its managed portfolio, is shown below:

In millions.
At December 31                                                      1996
                                                               ---------
Home equity                                                    $ 6,851.4
Visa/MasterCard                                                 11,352.4
Private label                                                    4,324.0
Other unsecured                                                  5,175.8
Commercial                                                         892.6
                                                               ---------
Managed receivables                                            $28,596.2
                                                               =========

The following table sets forth the activity in the company's credit loss reserves:

In millions.
Year ended December 31                                              1996
                                                               ---------
Credit loss reserves for owned receivables at January 1        $   531.8
Provision for credit losses-owned receivables                      522.8
Owned receivables charged off                                     (528.4)
Recoveries on owned receivables                                     74.7
Portfolio acquisitions, net                                         70.6
                                                               ---------
Total credit loss reserves for owned receivables at
  December 31                                                      671.5
                                                               ---------
Credit loss reserves for receivables serviced with limited
  recourse at January 1                                            334.2
Provision for credit losses-receivables serviced with
  limited recourse                                                 568.1
Receivables charged off                                           (356.0)
Recoveries                                                          17.1
Portfolio acquisitions, net                                         (1.8)
                                                               ---------
Total credit loss reserves for receivables serviced
  with limited recourse at December 31                             561.6
                                                               ---------
Total credit loss reserves for managed receivables at
  December 31                                                  $ 1,233.1
                                                               =========

------------------------------------------------------------------------
2.  Managed  Consumer Two-Month-and-Over Contractual  Delinquency Ratios

                                                        1996 Quarter End
                                       ---------------------------------
                                          4         3         2        1
                                       ----      ----      ----     ----
Home equity                            3.62%     3.59%     3.47%    3.36%
Visa/MasterCard                        2.90      2.64      1.99     2.61
Private label                          5.95      5.68      5.25     4.93
Other unsecured                        7.04      6.79      6.59     6.50
                                       ----      ----      ----     ----
Total                                  4.33%     4.14%     3.70%    4.01%
                                       ====      ====      ====     ====

------------------------------------------------------------------------
3. Managed Consumer Net Chargeoff Ratios

                         Full Year               1996 Quarter Annualized
                                       ---------------------------------
                              1996        4         3         2        1
                              ----     ----      ----      ----     ----
Home equity                    .99%    1.22%      .96%      .91%     .85%
Visa/MasterCard               4.17     3.90      3.99      4.40     4.67
Private label                 3.30     3.78      3.78      4.08     5.05
Other unsecured               5.10     5.53      5.57      4.31     4.85
                              ----     ----      ----      ----     ----
Total                         3.31%    3.51%     3.45%     3.29%    3.50%
                              ====     ====      ====      ====     ====


------------------------------------------------------------------------
4. Nonperforming Assets

In millions.
At December 31                                                      1996
                                                                --------
Nonaccrual managed receivables                                  $  519.9
Accruing managed consumer receivables 90 or
  more days delinquent                                             405.7
Renegotiated commercial loans                                       12.9
                                                                --------
Total nonperforming managed receivables                            938.5
Real estate owned                                                  112.1
                                                                --------
Total nonperforming managed assets                              $1,050.6
                                                                ========
Managed credit loss reserves as a percent
  of nonperforming managed receivables                             131.4%
                                                                --------
